Federated InterContinental Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER RIMAX)
CLASS B SHARES (TICKER ICFBX)
CLASS C SHARES (TICKER ICFFX)
CLASS R Shares (TICKER ICFKX)
INSTITUTIONAL SHARES (TICKER ICFIX)
CLASS R6 SHARES (TICKER ICRSX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2016
1. On June 20, 2016, Class R Shares will be closed to new accounts. New Class R Share purchases by existing Class R shareholders will continue to be permitted through the close of business on August 31, 2016.
2. Pursuant to a plan of conversion, Class R shareholders will automatically receive shares of Class R6 in exchange for their Class R Shares without any fee, load or charge, as of the open of business on September 1, 2016. Class R Shares will operate up to and including close of business on August 31, 2016. The conversion will occur on a tax-free basis. There is no action required by shareholders to effect this conversion and there will be no disruption to accounts as a result of the conversion. Please delete all references to Class R Shares effective as of September 1, 2016.
April 19, 2016
Federated InterContinental Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453135 (4/16)
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